Condensed Statements of Operations - Novopelle Diamond, LLC [Member] - USD ($)	2 Months Ended	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2019
Revenues		$ 15,241
Cost of sales		12,656
Gross margin		2,585
Operating expenses:
Sales and marketing expenses		606
General and administrative expenses		20,595
Total operating expenses		21,201
Operating loss		(18,616)
Other expenses - interest expense		(5,194)
Net loss		$ (23,810)